Correction to Employment Agreement, by and between Pulse Microsystems Ltd.,
an  Ontario   corporation   (the   "Corporation"),   and  Brian   Goldberg  (the
"Executive").

     WHEREAS, Pulse and the Executive entered into an employment agreement dated as of February 25, 1994 (the "Employment Agreement"); and

     WHEREAS, the parties have discovered an error in Section 2(b) of the Employment Agreement concerning the amount of the bonus to be paid during the First Renewal Term (as defined in the Employment Agreement); and

     WHEREAS, the parties desire to correct this error.

     NOW, THEREFORE, it is hereby agreed:

     1. Section 2(b) of the Employment Agreement, as it now exists, is stricken and instead is replaced by corrected Section 2(b) reading in its entirety as follows:

     First Renewal Option. Subject to the provisions of Section 2(d) hereof, upon notice given in manner provided herein not less than one hundred twenty
(120) days prior to the expiration of the Initial Term, the Executive may extend the Initial Term for an additional three (3) year period (the "First Renewal Term") upon the same terms and conditions (except the right to renew for three
(3) years) as set forth herein except that the bonus provided for in Section 5(b) of this Agreement shall be 12.5% of the Company's annual pre-tax profits (as defined in Paragraph 5(b)(iii) hereof) during the First Renewal Term. The First Renewal Term shall terminate as of the close of business on the eighth
(8th) anniversary of the Effective Date.

     2. Except as herein corrected, the Employment Agreement remains in full force and effect.

Dated:   November 4, 1997

                                           PULSE MICROSYSTEMS LTD.

                                     By:   /s/Tas Tsonis
                                           -----------------------------
                                           Tas Tsonis, President


                                           /s/Brian Goldberg
                                           -----------------------------
                                           BRIAN GOLDBERG

Consented to:

     HIRSCH INTERNATIONAL CORP.

     By:/s/Henry Arnberg
        ------------------------
        Henry Arnberg, President